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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

JPX GLOBAL, INC.

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(Exact name of registrant as specified in its charter)

Nevada	000-54793	26-2801338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9864 E Grand River, Ste 110-301

Brighton, Michigan 48116

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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (780) 349-1755

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our customers; consumer demand; financial resources and condition; changes in revenues; cost of sales; selling, general and administrative expenses; interest expense; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and filed as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition

On February 5, 2014, JPX Global, Inc. (hereafter, the “Company”, or “JPEX”) entered into an agreement to acquire all of the assets of Scorpex, Inc., a Nevada corporation (hereafter, “Scorpex”), in exchange for 105,000,000 shares of common stock of the Company (such transaction is hereafter referred to as the “Acquisition”). Scorpex is a development stage waste disposal and recycling company, with the goal of storing and disposing all types of waste, including those classified as industrial, toxic, and hazardous.

The foregoing descriptions of the terms of the Acquisition are qualified in their entirety by reference to the provisions of the Asset Purchase Agreement filed as Exhibit 2.1 to this Report, which is incorporated by reference herein.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Asset Purchase Agreement

On February 5, 2014 pursuant to the terms of the Acquisition, JPEX acquired all of the assets of Scorpex in exchange for 105,000,000 shares of common stock of the Company. Scorpex is a development stage waste disposal and recycling company, with the goal of storing and disposing all types of waste, including those classified as industrial, toxic, and hazardous. Following the Acquisition, JPEX has 136,975,000 shares of common stock outstanding.

Immediately following the Closing, the Company intends to file a Definitive 14C and complete these corporate actions now that the Acquisition is complete.

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FORM 10 DISCLOSURES

As disclosed elsewhere in this Report, on February 5, 2014, the Company entered into the Acquisition. Item 2.01(f) of Form 8-K provides that if the registrant was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, (“Exchange Act”), immediately before a transaction such as the Acquisition, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 of the Exchange Act upon consummation of the transaction.

We are providing below the information that we would be required to disclose on Form 10 under the Exchange Act if we were to file such form. Please note that the information provided below relates to the combined enterprises of the Company and Scorpex, after the Acquisition has been consummated, except that information relating to periods prior to the date of the Acquisition only relate to Scorpex, unless otherwise specifically indicated.

Information in response to this Item 2.01 below generally follows the format of Form 10.

BUSINESS

Business Overview

As a result of the Acquisition, our objective is to expand our operations as a expanding our business to further develop our operations as a development stage waste disposal and recycling company, with the goal of storing and disposing all types of waste, including those classified as industrial, toxic, and hazardous.

Our Corporate History and Background

JPX Global, Inc., (f.k.a. Jasper Explorations, Inc.) (the “Company”), was organized under the laws of the State of Nevada on December 18, 2008 as Jubilee Resources, Inc., to explore mineral properties in North America. The name of the Company was subsequently changed to Jasper Explorations, Inc. on December 16, 2010. The name of the Company was again changed on January 3, 2013 from Jasper Explorations, Inc. to JPX Global, Inc.

On January 3, 2013, the Company approved the action to amend and restate the Articles of Incorporation of the and increase the authorized common shares to 500,000,000 and create and authorize 40,000,000 shares of Preferred Stock which was approved by written consent of the holder representing approximately 67% of the outstanding voting securities of the Company. Series A Preferred Stock was created and designated with super-voting rights of 100 votes per share of Series A Preferred Stock held, and is convertible into 10 shares of common stock for every share of preferred stock held.

On February 15, 2013, the Company entered into an agreement to acquire all of the assets of Scorpex, in exchange for 103,250,000 shares of Common Stock and 5,000,000 shares of Series A Preferred Stock of the Company. Upon the acquisition of Scorpex, there was an implied option for either party to rescind the original acquisition. During the year that option was exercised and on May 16, 2013, we unwound the acquisition of Scorpex and resumed its operation prior to February 15, 2013, primarily, the exploration for copper, molybdenum and other minerals.

On June 17, 2013, the Company entered into a Processing Lease and Option To Purchase Agreement, thereby effecting the Joint Venture Agreement with CGrowth Capital, Inc., a Delaware corporation ("CGrowth"). Pursuant to the Agreements, CGrowth is obligated to provide operational, on-site, and sales support in respect to the Chewelah Community Pit, a 15 acre sand and gravel pit in Colville, Washington. The Company shall be entitled to 51% of the net revenue, and CGrowth shall be entitled to 49% respectively. The Agreements expire on June 1, 2014, but will automatically extend for an additional year, in anticipation of a 5-year BLM extension. A copy of the Agreements are provided as exhibits to this Current Report.

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On February 5, 2014, the Company entered into an agreement to acquire all of the assets of Scorpex, Inc., a Nevada corporation, in exchange for 105,000,000 shares of Common Stock. We are now expanding our business to further develop our operations as a development stage waste disposal and recycling company, with the goal of storing and disposing all types of waste, including those classified as industrial, toxic, and hazardous. With the acquisition of the Scorpex assets, the Company has a business model to capitalize on the opportunities available in the integrated waste, and waste management services sector primarily in Mexico.

Waste Disposal Plan of Operations

We are a development stage company with no history of operations. As a result of the Acquisition of the Scorpex assets, the Company intends to further capitalize on opportunities in its integrated waste, and waste management service operations, including the receiving, storage, transfer and disposal in an environmental manner. In providing these services, we intend to actively pursue projects and initiatives that we believe make a positive difference for our environment which will be focused on gasification of waste in an environmental manner. It is expected that our customer base will include commercial, industrial, municipal and residential customers, other waste management companies, electric utilities, and governmental entity properties. We are a development stage company and have not realized any revenues. We do not have sufficient capital to enable us to commence and complete our exploration program. We will require additional financing in order to conduct the exploration programs described herein. Our auditors have issued a going concern opinion, raising substantial doubt about the Company’s financial prospects and the Company’s ability to continue as a going concern.

Waste management and collection involves picking up and transporting waste from where it was generated to our planned gasification facilities. We intend to sub-contract our collection services. Waste is defined as nonhazardous waste sent off-site for final disposal through gasification including household waste, commercial, business or institutional waste, construction and demolition debris, regulated medical waste, yard waste, sludge, scrap tires and hazardous waste.

The Waste Gasification/Thermal Oxidation Plant, where we intend to convert waste to ash, is a two-stage waste combustion process that converts combustible organic matter from its existing solid, sludge or liquid state into a gas under an oxygen depleted environment (also known as “oxidation”). The resulting gas product is then well mixed with ambient air before being burnt off in a secondary gas-processing unit.

The technology reverts any man made or organic waste product back to its natural state, which is inert ash or breathable air. The technology is capable of handling community solid waste content and biosolids including medical waste, tires, plastics, wood waste, oily waste, furniture and other organic or man-made compounds found in municipal or industrial waste.

The intended plant is comprised of three basic components: a Primary Gasification Cell, a Secondary Gas Processor, and a computerized Process Logic Controller. Combustible waste material is placed into the primary gasification cell through the load access door. In some facilities this can be done via a loading conveyor. The proposed design is to have collection vehicles dump their waste load directly into the primary oxidation cell. None of these components have been built on the property.

The Primary Cell can be either a batch or continuous feed processor. Based on our research, batch processing provides the most efficient and cost effective strategy for the waste management solution. In the case of batch processing once the cell has received that days collected waste, the door is closed and the process is initiated. The cell does not have to be full for the system to be activated.

An operator is responsible for supervising the loading of waste material, and initiating the process startup. A computer keystroke (or optional manual button and lever control) which pre-heats the secondary gas-processing unit accomplishes this start-up. Once that unit reaches its pre-set temperature, the primary gasification cell heater is activated, and the process begins. Approximately 8 to 12 hours later, the organic wastes in the primary cell will have been converted to a gas, and the cycle will generally be complete. The system will move to its “cool down” mode. In another 4-6 hours, the system may be re-loaded, and another process started, with or without the removal of the preceding load’s ash material.

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Residual materials (bottles, cans, ash and misc.) need only to be removed periodically. The composition of MSW consists mainly of organic and combustible waste. Glass and metals are easily extracted in our plant design as it includes equipment that will assist in the process and cut down on labor man-hours. Ash removal is either an automated or manual process. In automated unloading, the base of the primary gasification cell contains a ductile iron furnace floor conveyor that evacuates material remaining in the base of the unit through a side access door. This dry waste material empties into a storage bin, which can be removed to another location for recycling.

Aluminum, metal and glass can be completely recovered. Emissions may be captured and used as a nonfossil fuel source for various “on site” processes.

Our intention is to take the ash that is left over from our disposal process and create a brick out of the residue. The machines that will be used, through 60 thousand pounds of pressure, will create this brick that can then be donated back to any municipality for various uses.

We intend to provide our services under two types of agreements:

•	For commercial and industrial collection services, we intend to enter a multi-year service agreement. The fees under these agreements will be influenced by factors such as collection frequency, type and volume or weight of the waste collected, distance to our facility, labor costs, cost of gasification and general market factors.

•	For most residential collection services, we will have a contract with, or a franchise granted by, a municipality, homeowners’ association or some other regional authority that will give us the exclusive right to service all or a portion of the homes in an area. These contracts or franchises are typically for periods of one to five years. We expect the fees for residential collection to be either paid by the municipality or authority from their tax revenues or service charges, or are paid directly by the residents receiving the service.

With its current assets, and without further financing, our auditor has expressed substantial doubt as to our ability to continue as a Going Concern. However, the Company plans to raise the capital necessary to fund our business through a private placement and public offering of our common stock.

Because the company has incurred losses, income tax expenses are immaterial. No tax benefits have been booked related to operating loss carry-forwards, given the uncertainty of the Company being able to utilize such loss carry-forwards in future years. The Company anticipates incurring additional losses during the coming year.

Market

We believe that the $55 billion US waste management industry will play a substantial role in the coming economic recovery and the growth of worldwide trade as traditional waste conversion, as well as the more technical methods such as gasification, plasma arc gasification, hydrolysis, and pyrolysis become cheaper and more efficient. In a world where in 2011 alone, the world’s rapidly increasing urban population generated nearly 2 billion tons of municipal solid waste (“MSW”), it is no longer sufficient to discard trash. It is estimated that this number will rise to at least 2.9 billion tons by 2022. Today, more than 800 thermal waste-to-energy (“WTE”) plants operate in nearly 40 countries around the globe. Led by Asia-Pacific and Europe, this number is expected to grow rapidly over the next decade, potentially treating 396 million tons of MSW annually by 2022 with an estimated output of 151 terawatt hours (TWh) of electricity. Of the municipal solid waste generated, 33 percent was recycled in 2011, up from 32 percent in 2010.

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Competition

The solid waste industry is very competitive. Competition comes from a number of publicly held solid waste companies, private solid waste companies, large commercial and industrial companies handling their own waste collection or disposal operations and public and private waste-to-energy companies. We also have competition from municipalities and regional government authorities with respect to residential and commercial solid waste collection and solid waste landfills.

Operating costs, disposal costs and collection fees vary widely throughout Mexico. The prices that we intend to charge will be determined locally, and typically vary by the volume and weight, type of waste collected, treatment requirements, risk of handling or disposal, frequency of collections, distance to final disposal sites, labor costs and amount and type of equipment furnished to the customer. We will face intense competition in our core business based on pricing and quality of service. However, we believe that we can distinguish the Company from our competition by providing precise accounting, exceptional customer service, comprehensive tax management, and competitive pricing. While we intend to offer some customers credit terms, in most cases the credit lines will be secured by corporate or personal guarantees, deposits, letters of credit or other bank instruments, and liens.

Chewelah Community Sand and Gravel Pit

Overview

The Chewelah Community Pit is a 15 acre sand and gravel pit in Colville, Washington, that supplies aggregate materials for concrete products and related products such as asphalt paving mix, and paving and related construction services to the U.S. construction industry, including public infrastructure projects, as well as private residential and non-residential construction.

The Chewelah Community Pit (“Chewelah”) was established in 2008. The Company along with its joint-venture partner CGrowth Capital (“CGrowth”), acquired Chewelah in July 2013, as a result of a joint-venture between the Company and CGrowth Capital. According to the terms of the joint-venture, the Company made two payments in the aggregate of $350,000, and the Company shall be entitled to 51% of the net revenue, and CGrowth shall be entitled to 49% respectively. The Agreements expire on June 1, 2014, but will automatically extend for an additional year, in anticipation of a 5-year BLM extension.

Our products are generally delivered upon receipt of orders or requests from customers. Accordingly, the backlog associated with external product sales is converted into revenue within a relatively short period of time. Inventory for products is generally maintained in sufficient quantities to meet rapid delivery requirements of customers.

Aggregates are key material components used in the production of asphalt paving mixes and concrete for the public infrastructure, highway, commercial and residential construction markets and are also widely used for various applications and products, such as road and building foundations, railroad ballast, erosion control, filtration, roofing granules and in solutions for snow and ice control. Generally extracted from the earth using surface or underground mining methods, aggregates are produced from natural deposits of various materials such as limestone, sand and gravel, granite and trap rock. Once extracted, processed and graded, aggregates are supplied directly to their end use or incorporated for further processing into construction materials, such as cement, asphalt paving mix, and ready mixed concrete.

According to the February 2013 U.S. Geological Survey, approximately 1.28 billion tons of crushed stone with a value of approximately $11.5 billion was produced in the United States in 2012, in line with 1.28 billion tons in 2011. Sand and gravel production was approximately 907 million tons in 2012 valued at approximately $6.25 billion, up from 894 million tons in 2011. The U.S. aggregate industry is highly fragmented relative to other building product markets, with numerous participants operating in localized markets and the top six players controlling approximately 30% of the national market in 2011. In January 2013, the USGS reported that a total of 1,550 companies operating 4,000 quarries and 91 underground mines produced or sold crushed stone in 2012 in the United States.

Transportation cost is a major variable in determining aggregate pricing and marketing radius. The cost of transporting aggregate products from the plant to the market often equates to or exceeds the sale price of the product at the plant. As a result of the high transportation costs and the large quantities of bulk material that have to be shipped, finished products are typically marketed locally.

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We believe that the long-term growth of the market for aggregates is largely driven by growth in population, jobs and households, which impact transportation infrastructure spending and changes in population density. In the past few years, the recession in the United States has led to a decrease in overall private construction activity. Despite the increase in federal stimulus spending, public construction activity has also declined over this period, albeit less than private construction markets. In fact, through the prior three U.S. recessions (July 1990 through March 1991, March 2001 through November 2001 and December 2007 through June 2009), highway spending in real dollars grew 1.8% annually on average in years with a recession as compared to 0.9% annually on average in years without a recession. While short-term demand for aggregates fluctuates with economic cycles, the declines have historically been followed by strong recovery, with each peak establishing a new historical high.

A significant portion of annual demand for aggregates is derived from large public infrastructure and highway construction projects. According to the Montana Contractors’ Association, approximately 38,000 tons of aggregate are required to construct a one mile stretch of a typical four-lane interstate highway. Highways located in markets with significant seasonal temperature variances are particularly vulnerable to freeze-thaw conditions that exert excessive stress on pavement and leads to more rapid surface degradation. Surface maintenance repairs, as well as general highway construction, occur in the warmer months, resulting in a majority of aggregates production and sales in the eight months from April through November in these markets.

Our Aggregate Operations

Aggregate Products

We mine limestone, sand, and gravel, and other natural resources from our quarry. Aggregates are produced mainly from blasting hard rock from quarries and then crushing and screening it to various sizes to meet our customers’ needs. The production of aggregates also involves the extraction of sand and gravel, which requires less crushing, but still requires screening for different sizes. Aggregate production utilizes capital intensive heavy equipment which includes the use of loaders, large haul trucks, crushers, screens and other heavy equipment at quarries.

Once extracted, the minerals are processed and/or crushed on site into crushed stone, concrete and masonry sand, specialized sand, pulverized lime or agricultural lime. The minerals are processed to meet customer specifications or to meet industry standard sizes. Crushed stone is used primarily in ready mixed concrete, asphalt paving mix, and the construction of road base for highways.

Aggregate Competition

The U.S. aggregate industry is highly fragmented with numerous participants operating in localized markets. The January 2013 USGS reported that a total of 1,550 companies operating 4,000 quarries and 91 underground mines produced or sold crushed stone in 2012 in the United States. This fragmentation is a result of the cost of transporting aggregates, which typically limits producers to a market area within approximately 40 miles of their production facilities.

We believe we have a strong competitive advantage in aggregates through our superior reserves, and high quality. We further share and implement best practices relating to strategy, sales and marketing, production, safety, and environmental and land management. As a result of our local market knowledge, we have a strong understanding of the needs of most of our aggregates customers.

Seasonality

Use and consumption of our products fluctuate due to seasonality. Nearly all of the products used by us, and by our customers, in the public or private construction industry are used outdoors. Therefore, season changes and other weather-related conditions, in particular extended rainy and cold weather in the spring and fall and major weather events, such as hurricanes, tropical storms and heavy snows, can adversely affect our business and operations through a decline in both the use of our products and demand for our services. In addition, the construction materials business production and shipment levels follow activity in the construction industry, which

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typically occurs in the spring, summer and fall. Warmer and drier weather during the second and third quarters of our fiscal year typically result in higher activity and revenue levels during those quarters. The first quarter of our fiscal year has typically lower levels of activity due to weather conditions.

Compliance with Government Regulation

We will be required to conduct all mineral exploration and waste disposal activities in accordance with government regulations. Such operations are subject to various laws governing land use, the protection of the environment, production, exports, taxes, labor standards, occupational health, waste disposal, toxic substances, safety and other matters. Unfavorable amendments to current laws, regulations and permits governing operations and activities of resource exploration companies, or more stringent implementation thereof, could have a materially adverse impact and cause increases in capital expenditures which could result in a cessation of operations.

Employees

As of December 31, 2013, we had approximately 10 employees/independent contractors including a manager / attorney, consultant, and property security. We used the services of various contract personnel from time to time. Although national unemployment rates remain high relative to historical averages, there exists a significant amount of competition for skilled personnel in the waste management and waste conversion industry. Nevertheless, we expect to be able to attract and retain such additional employees as are necessary, commensurate with the anticipated future expansion of our business resulting from future acquisitions and joint ventures. Further, we expect to continue to use consultants, contract labor, attorneys and accountants as necessary.

Available Information

JPX Global, Inc. is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files quarterly and annual reports, as well as other information with the Securities and Exchange Commission (“Commission”) under File No. 000-54793. Such reports and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates, and at various regional and district offices maintained by the Commission throughout the United States. Information about the operation of the Commission’s public reference facilities may be obtained by calling the Commission at 1-800-SEC-0330. The Commission also maintains a website at http://www.sec.gov that contains reports and other information regarding the Company and other registrants that file electronic reports and information with the Commission.

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RISK FACTORS

An investment in our Common Stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this Report, before making an investment decision. If any of the following risks actually occur, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of Common Stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this Report.

Risks Related to Our Business

We have a limited operating history that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company.

We were incorporated in Nevada in December 2008. As a small company, we face all of the risks commonly encountered by new businesses, including the lack of an established operating history, need for additional capital and personnel, and intense competition. We cannot assure you that our business plan will be successful.

We are dependent upon receipt of additional working capital to fund our business plan. Our working capital at February 5, 2014 was insufficient to fund our business plan. We will require additional capital to continue our business operations. We will need to obtain additional financing from outside sources within the next 12 months in order to continue to fund our business needs. There is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us. If we are unsuccessful in addressing these needs, we may cease our business activities. As a result, investors may lose all or a part of their investment.

Governmental laws and regulations may add to our costs or limit our activities. Our operations are affected from time to time in varying degrees by governmental laws and regulations. We may be required to make significant capital expenditures to comply with governmental laws and regulations. It is also possible that these laws and regulations may in the future add significantly to our operating costs or may significantly limit our activities.

Competition is intense, and we have limited financial and personnel resources with which to compete. We expect to be at a disadvantage when competing with many firms that have substantially greater financial and management resources and capabilities.

Our operations and resources are not diversified. Our limited financial resources limit our ability to diversify our operations. The inability to diversify activities into more than one area will subject us to economic fluctuations within a particular business or industry and therefore increase the risks associated with our operations.

We depend heavily upon our management. We are heavily dependent upon the skills, talents, and abilities of our management team to implement our business plan. The loss of the services of our sole executive officer would have a material adverse effect upon our business and financial condition.

We depend heavily upon outside advisors. To supplement the business experience of our employees, we employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. The selection of any such advisors will be made by us without any input from stockholders. Furthermore, it is anticipated that such persons may be engaged on an “as needed” basis without a continuing fiduciary or other obligation to us or the shareholders. In the event we consider it necessary to hire outside advisors, we may elect to hire persons who are affiliates, if they are able to provide the required services.

We provide for indemnification of officers and directors. Nevada corporation law provides for the indemnification of directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers

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employees, or agents, upon such person’s promise to repay the Company therefore if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us.

The liability of our directors and officers is limited. Nevada's corporation’s law excludes personal liability of directors and officers for monetary damages for breach of fiduciary duty except in certain specified circumstances. Accordingly, we will have a much more limited right of action against our directors and officers than otherwise would be the case. This provision does not affect the liability of any directors or officers under federal of applicable state securities laws.

Our business is speculative. The solid waste industry is extremely competitive and the commercial success of any venture is often dependent on factors beyond the control of the Company. The Company may incur uninsured losses for liabilities which arise in the ordinary course of business, or which are unforeseen, including but not limited to copyright infringement, product liability, and employment liability. We cannot assure you that you will not lose your entire investment in the Company.

Risks Related to Ownership of Our Common Stock

Though our common stock is quoted on the OTCQB, there is no liquidity and no established public market for our common stock, which means that it will be difficult to sell your shares.

Our common stock is quoted on the OTCQB under the symbol “JPEX”. There is, however, presently no active public market in our shares. We cannot assure you that such an active market for our common stock will develop. The over-the-counter market is a significantly more limited market than established trading markets such as the New York Stock Exchange or Nasdaq. Broker dealers may not be willing to make a market in our shares. In addition, the OTCQB and similar quotation services are often characterized by low trading volumes, and price volatility, which may make it difficult for an investor to sell our common stock on acceptable terms.

Our common stock is subject to the “penny stock” rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

Under U.S. federal securities legislation, our common stock will constitute “penny stock”. Penny stock is any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a potential investor’s account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve an investor’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination. Brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

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We have never paid a dividend and we intend to retain any future earnings to finance the development and expansion of our business. Consequently, we do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. We cannot assure you that stockholders will be able to sell shares when desired.

Future issuance of our Common Stock could dilute the interests of existing shareholders.

We may issue additional shares of our Common Stock in the future. The issuance of a substantial amount of Common Stock could have the effect of substantially diluting the interests of our shareholders. In addition, the sale of a substantial amount of Common Stock in the public market, either in the initial issuance or in a subsequent resale by the target company in an acquisition which received such Common Stock as consideration or by investors who acquired such Common Stock in a private placement could have an adverse affect on the market price of our Common Stock.

If we are unable to establish appropriate internal financial reporting controls and procedures, it could cause us to fail to meet our reporting obligations, result in the restatement of our financial statements, harm our operating results, subject us to regulatory scrutiny and sanction, cause investors to lose confidence in our reported financial information and have a negative effect on the market price for shares of our Common Stock.

Effective internal controls are necessary for us to provide reliable financial reports and to effectively prevent fraud. We maintain a system of internal control over financial reporting, which is defined as a process designed by, or under the supervision of our principal executive officer and principal financial officer, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

As a public company that files reports under the Exchange Act, we have significant additional requirements for enhanced financial reporting and internal controls. We are required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, which requires annual management assessments of the effectiveness of our internal controls over financial reporting. The process of designing and implementing effective internal controls is a continuous effort that requires us to anticipate and react to changes in our business and the economic and regulatory environments and to expend significant resources to maintain a system of internal controls that is adequate to satisfy our reporting obligations as a public company under the Exchange Act.

We cannot assure you that we will not, in the future, identify areas requiring improvement in our internal control over financial reporting. We cannot assure you that the measures we will take to remediate any areas in need of improvement will be successful or that we will implement and maintain adequate controls over our financial processes and reporting in the future as we continue our growth. If we are unable to establish appropriate internal financial reporting controls and procedures, it could cause us to fail to meet our reporting obligations, result in the restatement of our financial statements, harm our operating results, subject us to regulatory scrutiny and sanction, cause investors to lose confidence in our reported financial information and have a negative effect on the market price for shares of our Common Stock.

Lack of experience as officers of publicly-traded companies of our management team may hinder our ability to comply with Sarbanes-Oxley Act.

It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal controls and other finance staff or consultants in order to develop and implement appropriate internal controls and reporting procedures.

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Following the Acquisition, public company compliance may make it more difficult to attract and retain officers and directors.

The Sarbanes-Oxley Act and rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies that file reports under the Exchange Act. As a public reporting company, we expect these rules and regulations to continue to increase our compliance costs and to make certain activities more time consuming and costly. As a public company, these rules and regulations may make it more difficult and expensive for us to obtain director and officer liability insurance at commercially acceptable rates and we may therefore be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers.

Because our directors and executive officers are among our largest shareholders, they can exert significant control over our business and affairs and have actual or potential interests that may depart from those our other shareholders.

Our directors and executive officers will own or control a significant percentage of the Common Stock following the Acquisition. The interests of such persons may differ from the interests of our other shareholders. As a result, in addition to their board seats and offices, such persons will have significant influence over and control all corporate actions requiring shareholder approval, irrespective of how the Company’s other shareholders, including participants in the Acquisition, may vote, including the following actions:

•	to elect or defeat the election of our directors;
•	to amend or prevent amendment of our Articles of Incorporation or By-laws;
•	to effect or prevent a merger, sale of assets or other corporate transaction; and
•	to control the outcome of any other matter submitted to our shareholders for vote.

Such persons’ stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company, which in turn could reduce our stock price or prevent our shareholders from realizing a premium over our stock price.

FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition should be read in conjunction with our financial statements and the notes to those financial statements that are attached as Exhibit 99.1 to this Report. The Financial Statements should not be relied on for an understanding of the current financial status of the Company.

Overview

On February 5, 2014, the Company entered into an agreement to acquire all of the assets of Scorpex, Inc., a Nevada corporation, in exchange for 105,000,000 shares of Common Stock. We are now expanding our business to further develop our operations to capitalize on the opportunities available primarily in Mexico, in the integrated waste, and waste management service operations, including the receiving, storage, transfer and disposal of waste in an environmental manner. In providing these services, we intend to actively pursue projects and initiatives that we believe make a positive difference for our environment which will be focused on gasification of waste in an environmental manner. It is expected that our customer base will include commercial, industrial, municipal and residential customers, other waste management companies, electric utilities, and governmental entity properties. We are an exploration stage company and we have not realized any revenues to date. We do not have sufficient capital

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to enable us to commence and complete our exploration program. We will require additional financing in order to conduct the exploration program described herein." Our auditors have issued a going concern opinion, raising substantial doubt about the Company's financial prospects, and the Company’s ability to continue as a going concern. As a waste management company, our principal sources of revenue will result from waste management contracts, but will also include revenue from ancillary services related to the handling and conversion of waste. Expenses which comprise the costs of goods sold include the operational and staffing costs of the trucks and other vehicles used for transporting and special licensing where required. General and administrative expenses have been comprised of administrative wages and benefits; occupancy and office expenses; outside legal, accounting and other professional fees; travel and other miscellaneous office and administrative expenses. Selling and marketing expenses include selling/marketing wages and benefits, advertising and promotional expenses, as well as travel and other miscellaneous related expenses.

Because we have incurred losses, income tax expenses are immaterial. No tax benefits have been booked related to operating loss carryforwards, given our uncertainty of being able to utilize such loss carryforwards in future years. We anticipate incurring additional losses during the coming year.

Results of Operations

Following is management’s discussion of the relevant items affecting results of operations for the years ended December 31, 2013 and 2012.

Revenues. The Company generated net revenues of $14,502 during the year ended December 31, 2013 as compared to $-0- for the year ended December 31, 2012. The revenues were generated from sand and gravel excavation per the joint venture as previously described. The joint venture commenced operations during the quarter ended September 30, 2013.

Consulting Fees. Consulting fees for the year ended December 31, 2013 were $2,541,783 compared to $-0- for the year ended December 31, 2012. During the year ended December 31, 2013 the Company issued 2,033,380 shares of common stock for services rendered to the Company. The shares were valued at $1.25 per share for financial statement purposes.

Professional Fees. Professional fees for the year ended December 31, 2013 were $44,765 compared to $44,557 for the year ended December 31, 2012. Professional fees consist mainly of the fees for the audits and review of the Company’s financial statements as well as the filings with the SEC. We anticipate that professional fees will increase in future periods as we scale up our operations.

Other General and Administrative Expenses. Other general and administrative expenses for the year ended December 31, 2013 were $33,854 compared to $-0- for the year ended December 31, 2012. The Company expects other general and administrative expenses to increase in future periods as we scale up our operations.

Other Income (Expense). The Company had net other expenses of $26,370 for the year ended December 31, 2013 compared to $-0- during 2012. Other expenses consist of interest expenses and debt discount expenses related to promissory notes issued by the Company.

Liquidity and Capital Resources

As of December 31, 2013, the Company’s primary source of liquidity consisted of $972 in cash and cash equivalents. The Company holds its cash reserves In trust account. Since inception, the Company has financed its operations through a combination of short -term loan from the founder and through the private placement of its common stock.

The Company has sustained significant net losses which have resulted in an accumulated deficit at December 31, 2013 of $2.721.694 and is currently experiencing a substantial shortfall in operating capital which raises doubt about the Company’s ability to continue as a going concern. The Company generated a net loss for the year ended December 31, 2013 of $2,640,116 compared to a net loss for the year ended December 31, 2012 of

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$44,557. Without additional revenues, working capital loans, or equity investment, there is substantial doubt as to our ability to continue operations.

We believe these conditions have resulted from the inherent risks associated with small public companies. Such risks include, but are not limited to, the ability to (i) generate revenues and sales of our products and services at levels sufficient to cover our costs and provide a return for investors, (ii) attract additional capital in order to finance growth, and (iii) successfully compete with other comparable companies having financial, production and marketing resources significantly greater than those of the Company.

We believe that our capital resources are insufficient for ongoing operations, with minimal current cash reserves, particularly given the resources necessary to expand our waste management business. We will likely require considerable amounts of financing to make any significant advancement in our business strategy. There is presently no agreement in place that will guarantee financing for our Company, and we cannot assure you that we will be able to raise any additional funds, or that such funds will be available on acceptable terms. Funds raised through future equity financing will likely be substantially dilutive to current shareholders. Lack of additional funds will materially affect our Company and our business, and may cause us to substantially curtail or even cease operations. Consequently, you could incur a loss of your entire investment in the Company.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Critical Accounting Policies

We believe the following critical accounting policies are used in the preparation of our financial statements:

Use of Estimates.     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. On a periodic basis, management reviews those estimates, including those related to valuation allowances, loss contingencies, income taxes, and projection of future cash flows.

Research and Development.     Research and development costs are charged to operations when incurred and are included in operating expenses.

Recent Accounting Pronouncements

See Note 1 in the Notes to the Financial Statements for recent accounting pronouncements.

There were various other accounting standards and interpretations recently issued, none of which are expected to a have a material impact on the Company's financial position, operations or cash flows.

Forward-Looking Statements

This report contains or incorporates by reference forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 concerning our future business plans and strategies, the receipt of working capital, future revenues and other statements that are not historical in nature. In this report, forward-looking statements are often identified by the words “anticipate,” “plan,” “believe,” “expect,” “estimate,” and the like. These forward-looking statements reflect our current beliefs, expectations and opinions with respect to future events, and involve future risks and uncertainties which could cause actual results to differ materially from those expressed or implied.

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Other uncertainties that could affect the accuracy of forward-looking statements include:

• the worldwide economic situation;

• any changes in interest rates or inflation;

•	the willingness and ability of third parties to honor their contractual commitments;
•	our ability to raise additional capital, as it may be affected by current conditions in the stock market and competition for risk capital;
•	our capital expenditures, as they may be affected by delays or cost overruns;
•	environmental and other regulations, as the same presently exist or may later be amended;
•	our ability to identify, finance and integrate any future acquisitions; and
•	the volatility of our common stock price.

This list is not exhaustive of the factors that may affect any of our forward-looking statements. You should read this report completely and with the understanding that our actual future results may be materially different from what we expect. These forward-looking statements represent our beliefs, expectations and opinions only as of the date of this report. We do not intend to update these forward looking statements except as required by law. We qualify all of our forward-looking statements by these cautionary statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not Applicable.

PROPERTIES

Our executive offices are located at 9864 E Grand River, Ste 110-301 Brighton, Michigan 48116. The office space is free of charge and no lease exists. There are currently no proposed programs for the renovation, improvement or development of the facilities we currently use.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth the beneficial ownership of each of our directors and executive officers, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group, as of December 31, 2013. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as us. Our address is 9864 E Grand River, Ste 110-301 Brighton, Michigan 48116 . As of December 31, 2013, we had 31,975,000 shares of common stock outstanding and 1,000 shares of series A preferred stock outstanding. Joseph Caywood, our majority shareholder and creditor of the Company owns all of the issued and outstanding shares of series A preferred stock. Each of our shares of common stock holds one vote. The following table describes the ownership of our voting securities (i) by each of our officers and directors, (ii) all of our officers and directors as a group, and (iii) each person known to us to own beneficially more than 5% of our common stock or any shares of our preferred stock.

Amount and Nature of Beneficial Ownership
Name	Sole Voting and Investment Power	Options Exercisable Within 60 Days	Other Beneficial Ownership	Total(1)	Percent of Class Outstanding(2)
James P. Foran(3)	—	—	—	—	*
Joseph Caywood(4)	20,100,000	—	—	20,100,00	62.86%
All current directors and executive officers as a group (1 person)	—	—	—	—	*

____________________

*	Indicates less than one percent.
(1)	The calculation of total beneficial ownership for each person in the table above is based upon the number of shares of common stock beneficially owned by such person, together with any options, warrants, rights, or conversion privileges held by such person that are currently exercisable or exercisable within 60 days of the date of this prospectus.
(2)	Based on 31,975,000 shares of our common stock, par value $0.001 per share, outstanding as of February 5, 2014. Excludes voting rights applicable to shares of our preferred stock. See footnote (4) for a discussion of the percentage of outstanding voting rights beneficially held when taking into account our shares of preferred stock.
(3)	Chief Executive Officer, Secretary, Chief Financial Officer, and sole Director of the Company.
(4)	Beneficial shareholder of the Company. Includes 20,100,00 shares of common stock held directly, but excludes 1,000 shares of preferred stock. If the votes of the 1,000 preferred stock and the shares of common stock are taken into account, Mr. Caywood would beneficially hold 91% of the voting securities of the Company. Following this acquisition, Mr. Caywood will control another 105,000,000 shares of common stock as the sole officer and director of Scorpex, Inc.

Section 16(a) beneficial ownership compliance

Under the federal securities laws, our directors, executive officers, and any persons beneficially owning more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Company and the SEC. Specific due dates for these reports have been established by regulation. Based solely upon a review of reports furnished to the Company and written representations of certain persons, except as listed below, we believe that all of our directors and executive officers complied during 2012 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”).

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To our knowledge, during the fiscal year ended December 31, 2012, based solely upon a review of such materials as are required by the Securities and Exchange Commission, no other officer, director or beneficial holder of more than ten percent of our issued and outstanding shares of Common Stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to Section 16(a) of the Exchange Act of 1934.

Changes in Control

We are not aware of any person who owns of record, or is known to own beneficially, five percent or more of our outstanding securities of any class, other than as set forth above.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of all of our directors, executive officers and key employees; and all positions and offices held as of the date of this Report. The directors will hold such office until the next annual meeting of shareholders and until his or her successor has been elected and has qualified.

Name	Age	Position
James P. Foran	53	Chief Executive Officer, Secretary, Chief Financial and sole Director

Business Experience

James P. Foran, 53, Chief Executive Officer, Secretary, Chief Financial Officer and Sole Director.  Mr. Foran, age 53, is a director and the Chief Executive Officer for Continental Industrial Services since 1999, a company that specializes in mechanical installation and maintenance of water and waste treatment facilities. Mr. Foran is also the Senior Project Manager for the Detroit Incinerator Rehabilitation since November 2010, renovation of one of the world’s largest incineration complex’s. Mr. Foran has more than twenty years of experience at managing personnel and projects in the Heavy Civil Engineering Construction field. His involvement has included a diverse background in multiple management areas: establishing budgets, schedules, project management, mechanical process, monitoring and coordination, and extensive personnel management experience. He has experience in the design and construction of industrial facilities and processes for chemical and municipal customers. Mr. Foran has a Juris Doctorate degree from the University of Detroit School of Law, and a Bachelor's degree in English Literature and Communications. Mr. Foran is currently licensed to practice law in Michigan.

Committees

The board of directors has no standing committees. However, the Company intends to implement a comprehensive corporate governance program, including establishing various board committees and adopting a Code of Ethics in the future. In addition, the Company intends to secure Directors and Officers insurance consistent with the Company’s and Board of Director’s mandates.

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EXECUTIVE COMPENSATION

The following table summarizes the total compensation for the two fiscal years ended December 31, 2011 and 2012 of each person who served as our principal executive officer or principal financial and accounting officer collectively, (the “Named Executive Officers”) including any other executive officer who received more than $100,000 in annual compensation from the Company. We did not award cash bonuses, stock awards, stock options or non-equity incentive plan compensation to any Named Executive Officer during the two years ended December 31, 2011 and 2012, thus these items are omitted from the table below:

Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards	All Other Compensation	Total

James P. Foran	2013	$—	$—	$—	$—
Chief Executive Officer, Secretary and Chief Financial Officer	2012	$—	$—	$—	$—

There is no other arrangement or understanding between our directors and officers and any other person pursuant to which any director or officer was or is to be selected as such.

Outstanding Equity Awards at Fiscal Year-End

Our Named Executive Officer did not have any unexercised options or stock awards that have not vested outstanding at the end of our last fiscal year. Other than as noted above, we did not grant any equity awards to our Named Executive Officers or directors during 2013 or 2012.

Employment Agreements

Currently, none of our executive officers are subject to an employment agreement with the Company. Nevertheless, we do intend to enter into such agreements in the future.

Option Plan

There are no stock option plans or shares of Common Stock set aside for any stock option plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 5, 2014, the Company entered into an agreement to acquire all of the assets of Scorpex, Inc., a Nevada corporation, a Company controlled by the Company’s controlling shareholder Joseph Caywood, in exchange for 105,000,000 shares of Common Stock.

On January 6, 2014, the Company issued 1,000 shares of Series A Preferred Stock as security for outstanding debts of the Company to its controlling shareholder Joseph Caywood. The Series A Preferred Stock has no conversion rights. On January 6, 2014, the Board of Directors of JPX Global, Inc. (the “Company”) approved a Certificate of Designation to the Company’s Articles of Incorporation. The Certificate of Designation designates the following rights, preferences, privileges, and restrictions in respect to the Series “A” Preferred Stock (the “Preferred Stock”).

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i.	Each share of Series A Preferred Stock shall have 100,000 votes per share and shall vote together with holders of the Company's common stock on all matters upon which common stockholders may vote; and

ii.	Shares of Series A Preferred Stock shall not have the right to receive dividends or distributions, and shall have no rights with respect to the liquidation of the Company; and

iii.	Shares of Series A Preferred Stock shall not be convertible into shares of common stock or any other shares of capital stock of the Company, unless approved by the Board of Directors of the Company.

On February 15, 2013, the Company entered into an agreement to acquire all of the assets of Scorpex, a Company controlled by the Company’s controlling shareholder Joseph Caywood, in exchange for 103,250,000 shares of Common Stock and 5,000,000 shares of Series A Preferred Stock of the Company. Upon the acquisition of Scorpex, there was an implied option for either party to rescind the original acquisition. During the year that option was exercised and on May 16, 2013, we unwound the acquisition of Scorpex and resumed its operation prior to February 15, 2013 acquisition.

On August 17, 2011 the Company issued 100,000 common shares at par value for services rendered.

On August 31, 2010, the company issued 30,000,000 private placement common shares to its founder for cash of $30,000.

Director Independence

Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;
•	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);
•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;
•	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);
•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

We do not have any independent directors. We do not have an audit committee, compensation committee or nominating committee. We currently do not have a code of ethics that applies to our officers, employees and director.

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LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON THE REGISTANT’S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

Our common stock is listed on the OTCQB under the symbol “JPEX”. We had approximately 29 registered holders of our common stock as of February 5, 2014. Registered holders do not include those stockholders whose stock has been issued in street name. The last reported price for our common stock on February 5, 2014 was $1.25 per share.

The following table reflects the high and low closing sales prices per share of our common stock during each calendar quarter as reported on the OTCQB, during the two fiscal years ended December 31, 2013:

	Price Range(1)
	High	Low
Fiscal Year Ended 2013
Fourth quarter	$8.74	$0.11
Third quarter	$1.25	$1.10
Second quarter	$1.25	$1.25
First quarter	$1.18	$1.10

(1) The above quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions.

Dividends

The Registrant has not declared any cash dividends since inception and does not anticipate paying any dividends in the foreseeable future. The payment of dividends is within the discretion of the Board of Directors and will depend on the Company’s earnings, capital requirements, financial condition and other relevant factors. There are no restrictions that currently limit the Registrant’s ability to pay dividends on its Common Stock other than those generally imposed by applicable state law.

RECENT SALES OF UNREGISTERED SECURITIES

On February 5, 2014, the Company entered into an agreement to acquire all of the assets of Scorpex, Inc., a Nevada corporation, a Company controlled by the Company’s controlling shareholder Joseph Caywood, in exchange for 105,000,000 shares of Common Stock.

On January 6, 2014, the Company issued 1,000 shares of Series A Preferred Stock as security for outstanding debts of the Company to its controlling shareholder Joseph Caywood. The Series A Preferred Stock has no conversion rights. On January 6, 2014, the Board of Directors of JPX Global, Inc. (the “Company”) approved a Certificate of Designation to the Company’s Articles of Incorporation. The Certificate of Designation designates the following rights, preferences, privileges, and restrictions in respect to the Series “A” Preferred Stock (the “Preferred Stock”).

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i.	Each share of Series A Preferred Stock shall have 100,000 votes per share and shall vote together with holders of the Company's common stock on all matters upon which common stockholders may vote; and

ii.	Shares of Series A Preferred Stock shall not have the right to receive dividends or distributions, and shall have no rights with respect to the liquidation of the Company; and

iii.	Shares of Series A Preferred Stock shall not be convertible into shares of common stock or any other shares of capital stock of the Company, unless approved by the Board of Directors of the Company.

On August 17, 2011 the Company issued 100,000 common shares at par value for services rendered.

On August 31, 2010, the company issued 30,000,000 private placement common shares to its founder for cash of $30,000.

DESCRIPTION OF SECURITIES

Authorized Capital Stock

Our authorized capital stock consists of 500,000,000 shares of Common Stock and 40,000,000 shares of Preferred Stock at a par value of $0.001 per share. As of February 5, 2014, 31,975,000 shares of our Common Stock and 1,000 shares of Preferred Stock were issued and outstanding.

Common Stock

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of shareholders of the Company. All shareholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The shareholders do not have cumulative or preemptive rights.

Preferred Stock

Our charter authorizes us to issue up to 40,000,000 shares of preferred stock. 1,000 shares of our preferred stock are designated as Series “A” Preferred Stock. As of February 5, 2014 all 1,000 of our Series “A” Preferred Stock were issued and outstanding. Although the Series “A” Preferred Stock carries no dividend, distribution, liquidation or conversion rights, each share of Series “A” Preferred Stock carries one hundred thousand (100,000) votes, and holders of our preferred stock are able to vote together with our common stockholders on all matters. Consequently, the holder of our Series “A” Preferred Stock is able to unilaterally control the election of our board of directors and, ultimately, the direction of our Company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to our charter and under the Nevada Revised Statutes (hereafter, the “NRS”), our directors are not liable to us or our stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividend payments or stock redemptions under Nevada law or any transaction from which a director has derived an improper personal benefit. Our charter provides that we are authorized to provide indemnification of (and advancement of expenses) to our directors, officers, employees and agents (and any other persons to which applicable law permits us to provide indemnification) through Bylaw provisions, agreements with such persons, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by applicable law.

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We have previously entered into indemnification agreements with certain of our current directors and officers. The indemnification agreement indemnifies the indemnitee to the fullest extent permitted by law, including against third-party claims and claims by or in right of the Company or any subsidiary or majority-owned partnership of the Company by reason of that person (including the advancement of expenses subject to certain conditions) (a) being a director, officer employee or agent of the Company, or of any subsidiary or majority-owned partnership of the Company or (b) serving at our request as a director, officer, employee or agent of another entity. If appropriate, we are entitled to assume the defense of the claim with counsel selected by us and approved by the indemnitee (which approval may not be unreasonably withheld). Separate counsel employed by the indemnitee will be at his or her own expense unless (1) the employment of separate counsel has been previously authorized by us, (2) the indemnitee reasonably concludes there may be a conflict of interest or (3) we have not, in fact, employed counsel to assume the defense of such claim.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Information concerning the financial information of the Registrant set forth under Item 9.01 of this Report is incorporated by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.

On February 5, 2014 pursuant to the terms of the Acquisition, JPEX acquired all of the assets of Scorpex in exchange for 105,000,000 shares of common stock of the Company. Scorpex is a development stage waste disposal and recycling company, with the goal of storing and disposing all types of waste, including those classified as industrial, toxic, and hazardous. Following the Acquisition, JPEX has 136,975,000 shares of common stock outstanding.

With respect to the transaction noted above, no solicitation was made and no underwriting discounts were given or paid in connection with these transactions. The Company believes that the issuance of the shares as described above was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement by and between JPX Global, Inc., and Scorpex, Inc. dated February 5, 2014.
99.1	Scorpex Int'l, Inc. Consolidated Financial Statements for the period from September 30, 2010 to September 30, 2011
99.2	Scorpex Int'l, Inc. Consolidated Financial Statements for the period from September 30, 2011 to September 30, 2012
99.3	Scorpex Int'l, Inc. Consolidated Financial Statements for the period from September 30, 2012 to September 30, 2013
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JPX GLOBAL, INC.

By:	/s/ James P. Foran
James P. Foran
Chief Executive Officer
Date: February 5, 2014

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JPX GLOBAL, INC.

Pro Forma Financial Statements

December 31, 2013

JPX GLOBAL, INC.
(formerly Jasper Explorations Inc.)
(A Development Stage Company)
Pro Forma Balance Sheet
(UNAUDITED)

	JPX GLOBAL, INC.	SCORPEX INTERNATIONAL, INC.	Pro Forma adjustments	Pro Forma
	December 31, 2013	December 31, 2013		December 31, 2013

ASSETS

CURRENT ASSETS:
Cash	$972	$33,611	$(33,611)	$972
Accounts receivable	1,063	—	—	1,063
Due from joint venture partner	3,563	—	—	3,563

Total Current Assets	5,598	33,611	(33,611)	5,598

OTHER ASSETS:
Mineral rights	75,617	—	—	75,617
Waste disposal rights			3,632,400	3,632,400

Total Other Assets	75,617	—	3,632,400	3,708,017

Total Assets	$81,215	$33,611	$3,598,789	$3,713,615

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	15,985	934,528	(934,528)	15,985
Advances from related party	141,725	—	—	141,725
Convertible loan payable - related party	1,500	—	—	1,500
Notes payable - related parties	—	3,079,140	(3,079,140)	—
Notes payable	71,874	621,450	(621,450)	71,874

Total Current Liabilities	231,084	4,635,118	(4,635,118)	231,084

STOCKHOLDERS' DEFICIT:
Preferred stock at $0.001 par value: 40,000,000 shares
authorized, none issued and outstanding	—	10,000	(10,000)	—
Common stock at $0.001 par value: 500,000,000 shares
authorized, 136,975,000 shares issued and outstanding	31,975	211,124	105,000	136,975
			(211,124)
Stock payable	197,975	—	—	197,975
Additional paid-in capital	2,341,875	76,371,298	3,527,400	5,869,275
			(76,371,298)
Accumulated deficit	(2,721,694)	(81,193,929)	81,193,929	(2,721,694)

Total Stockholders' Deficit	(149,869)	(4,601,507)	8,233,907	3,482,531

Total Liabilities and Stockholders' Deficit	$81,215	$33,611	$3,598,789	$3,713,615

See notes to the pro forma financial statements.

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JPX GLOBAL, INC.
(formerly Jasper Explorations Inc.)
(A Development Stage Company)
Pro Forma Statement of Operations
(UNAUDITED)

	JPX GLOBAL, INC.	SCORPEX INTERNATIONAL, INC.	Pro Forma adjustments	Pro Forma
	For the Year Ended	For the Year Ended		For the Year Ended
	December 31, 2013	December 31, 2013		December 31, 2013

NET REVENUES	$14,502	$—	$—	$14,502

COST OF SERVICES	7,846	—	—	7,846

GROSS PROFIT	6,656	—	—	6,656

OPERATING EXPENSES:
Consulting fees	2,541,783	—	—	2,541,783
Salaries and compensation	—	139,308	(139,308)	—
Professional fees	44,765	95,000	(95,000)	44,765
General and administrative expenses	33,854	2,674	(2,674)	33,854

Total Operating Expenses	2,620,402	236,982	(236,982)	2,620,402

LOSS FROM OPERATIONS	(2,613,746)	(236,982)	236,982	(2,613,746)

OTHER INCOME (EXPENSES):
Interest expense	(1,996)	(274,369)	274,369	(1,996)
Debt discount expense	(24,374)	—	—	(24,374)

Total Other Income (Expenses)	(26,370)	(274,369)	274,369	(26,370)

LOSS BEFORE INCOME TAXES	(2,640,116)	(511,351)	511,351	(2,640,116)

INCOME TAX EXPENSE	—	—	—	—

NET LOSS	$(2,640,116)	$(511,351)	$511,351	$(2,640,116)

See notes to the pro forma financial statements.

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NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The accompanying pro forma financial statements are prepared to present the acquisition of the waste disposal rights of Scorpex International, Inc. by JPX Global, Inc., to aid the user in understanding the acquisition. The proforma balance sheet and statement of operations are presented as though the acquisition took place on January 1, 2013. On February 5, 2014, the Company entered into an agreement to acquire all of the assets of Scorpex, Inc., a Nevada corporation, in exchange for 105,000,000 shares of Common Stock.

Following are the pro forma adjustments.

1)	Waste disposal rights	$3,632,400
	Common stock (JPX Global)	(105,000)
	Additional paid-in capital	(3,527,400)

	To record the acquistion of mineral rights through the issuance of 105,000,000 shares of common stock.

2)	Cash	$(33,611)
	Accounts payable and accrued liabilities	934,528
	Notes payable - related parties	3,079,140
	Notes payable	621,450
	Preferred stock	10,000
	Common stock	211,124
	Additional paid-in capital	76,371,298
	Accumulated deficit (Scorpex)	(81,193,929)

	Eliminate assets, liabilities and equity not acquired in the asset purchase.

3)	Salaries and compensation	$(139,308)
	Professional fees	(95,000)
	General and administrative expenses	(2,674)
	Interest expense	(274,369)
	Accumulated deficit	511,351

	Eliminate operations of Scorpex not acquired in the asset purchase.

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